SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):
                             May 15, 1998


                   HOME PROPERTIES OF NEW YORK, INC.
        (Exact name of Registrant as specified in its Charter)


MARYLAND                          1-13136                     16-1455126
(State or other jurisdiction     (Commission file number)  (I.R.S. Employer
of incorporation or organization                           Identification
                                                         Number)


                          850 CLINTON SQUARE
                       ROCHESTER, NEW YORK 14604
               (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                            Not applicable
     (Former name or former address, if changed since last report)


                                            Consecutive No. Page  1  of
                                            Exhibit Index at Page

                   HOME PROPERTIES OF NEW YORK, INC.

                            CURRENT REPORT
                              ON FORM 8-K

Item 5.  Other Events.

PROPOSED ACQUISITION.

Home Properties of New York, L.P. (the "Operating Partnership"), a New York limited partnership has entered into agreements to purchase 17 apartment communities containing 4,002 apartment units (the "Acquisition Portfolio") and related facilities for $155 million in cash.

The properties are located in New Jersey (2,363 units), Maine (596 units), New York (327 units), Pennsylvania (310 units), Ohio (242 units) and Michigan (164 units). A schedule listing the location of the properties, the number of units, the allocation of the purchase price and the current owners are attached as a schedule to an exhibit to this filing.

COMMITMENT LETTER.

The Operating Partnership has received and accepted a Commitment Letter from CIBC, Inc. for a $155,000,000 loan that could be used to finance the purchase of the Acquisition Portfolio.

Item 7. Financial Statements and Exhibits.

           a.  Financial Statements of the business acquired:

           Audited statement of revenues and certain expenses of the Acquisition Portfolio for the year ended December 31, 1997.


           b.  Pro Forma Financial Information:

           Pro forma condensed balance sheet of the Company as of March 31, 1998 and related notes (unaudited).

           Pro forma condensed statement of operations of the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997 (unaudited).


           c.  Exhibits:

           Exhibit 5.1 - Form of Purchase and Sale Agreement with schedule setting forth material details in which documents differ from form.

           Exhibit 5.2 - Commitment letter from CIBC, Inc.

           Exhibit 23.0 - Consent of Coopers and Lybrand, L.L.P.

The Acquisition Portfolio
          _____
Statement of Revenues and Certain Expenses
December 31, 1997

Report of Independent Accountants


To the Board of Directors and Stockholders of Home Properties of New York, Inc.

We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of The Acquisition Portfolio for the year ended December 31, 1997. The statement of revenues and certain expenses is the responsibility of The Acquisition Portfolio's management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of The Acquisition Portfolio's revenues and expenses.
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of The Acquisition Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                     /s/ Coopers & Lybrand L.L.P.
                                     COOPERS   & LYBRAND L.L.P.

          Rochester, New York
          May 15, 1998

The Acquisition Portfolio
Statement of Revenues and Certain Expenses
(In Thousands)


                                 Period January 1       Year Ended
                                 through March 31,      December 31, 1997
                                 1998 (unaudited)

                                 -----------------      -----------------
Revenues:
      Rental income             $       7,327           $       28,317
      Other income                        231                      780
                                -------------           --------------
                                        7,558                   59,097
                                -------------           --------------
Certain expenses:
      Property operating and
        maintenance                     2,564                    9,370

      Real estate taxes                   864                    3,372
                                -------------          ---------------
                                        3,428                   12,742
                                -------------          ---------------
Revenues in excess of certain
   expenses                     $       4,130           $       16,355
                                =============           ==============


The accompanying note is an integral part of the financial statement.

1.      Basis of Presentation and Summary of Significant Accounting
        Policies

        Business

        The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of The Acquisition Portfolio, 17 residential properties owned and managed by common parties not related to Home Properties of New York, Inc.
        (the "Company").

        On May 14, 1998, the Company, through its subsidiary Home Properties of New York, L.P., entered into an agreement to acquire 100% of the real estate of The Acquisition Portfolio, 4,002 apartment units located in 17 communities. The properties are primarily located in suburban markets of New Jersey, with other properties located in suburban markets of Pennsylvania, Maine, Michigan and Ohio.

        Basis of Presentation

        The accompanying financial statement is not representative of the actual operations of The Acquisition Portfolio for the period shown. As required by the Securities and Exchange Commission Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of
        The Acquisition Portfolio.   Expenses excluded relate to property
        management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future
        operations of The Acquisition Portfolio.   The  Company is not aware
        of any material factors relating to The Acquisition Portfolio that would cause the reported financial information not to be necessarily indicative of future operating results.

        Revenue Recognition

        Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

        Interim Unaudited Financial Statement

        The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through March 31, 1998 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

        Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses
        during the reporting period.   Actual results could differ from those
        estimates.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998
                           (Unaudited, In Thousands)

This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Acquisition Portfolio on March 31, 1998. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the Acquisition Portfolio and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Acquisition Portfolio have been made.

                                   Home
                               Properties of
                                 New York,      Acquisition          Pro Forma         Company
                                 Inc. (A)       Portfolio (B)        Adjustm.(C)       Pro Forma
                               -------------    -------------     --------------       ---------

ASSETS
Real Estate, net                $548,169            $11,832          $143,168(D)          $703,169
Cash and cash equivalents         13,332                                                    13,332
Other assets                      56,589                                                    56,589
                                --------            -------          ---------            --------
Total assets                    $618,090            $11,832           $143,168            $773,090
                                ========           ========          =========            ========
LIABILITIES
Mortgage notes payable          $217,376           $                 $                    $217,376
Line of credit                    22,250                                54,984              77,234
Other liabilities                 15,936                                                    15,936
                                --------           ---------         ---------            --------
Total liabilities                255,562                                54,984             310,546
                                --------           ---------         ---------            --------
Minority interest                187,841                                                   187,841
                                --------           ---------         ---------            --------
STOCKHOLDERS' EQUITY
Common Stock                         104                                    40(E)              144
Additional paid-in capital       200,759                                99,976(E)          300,735
Accumulated deficit             (21,302)             11,832            (11,832)(F)         (21,302)
Treasury stock, at cost            (426)                                                      (426)
Officer and Director notes for
stock purchases                  (4,448)                                                    (4,448)
                               ---------           --------           --------             --------
Total stockholders' equity       174,687             11,832             88,184             274,703
                               ---------           --------           --------             --------
Total liabilities and
stockholders' equity            $618,090            $11,832           $143,168            $773,090
                               =========           =========          ========            ========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998
                           (Unaudited, In Thousands)


(A) Reflects the Company's historical consolidated balance sheet as of March 31, 1998 as reported on form 10-Q.

(B) Reflects the Acquisition Portfolio historical balance sheet as of March 31, 1998 for the assets proposed to be acquired by the Company.

(C) The pro forma adjustments reflect the proposed purchase of the Acquisition Portfolio for $155,000. The purchase price will be allocated $26,040 to land, $4,009 to appliances and equipment and $124,951 to building.
     The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the proposed cash purchase price of $155,000 over the historical seller's cost basis of $11,832.

(E) Reflects the proposed issuance of 4,000 shares of common stock at a price of $26.60, less underwriting expenses.

(F)  Represents historical seller's capital account zeroed out.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
          (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 is presented as if the proposed acquisitions of the Acquisition Portfolio had occurred on January 1, 1997. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of the Acquisition Portfolio and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the proposed purchase of the Acquisition Portfolio have been made.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                                     FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                       --------------------------------------------------------------------------------
                                       Home Properties of New
                                       York, Inc.              Acquisition        Pro forma                    Company
                                       Historical (A)          Portfolio (B)    Adjustments                  Pro Forma
                                       ---------------------   ------------     ------------                 ----------
REVENUES
  Rental Income                            $25,094               $7,327               $                         $32,421
  Property other income                        502                  231                                             733
  Other income                               1,177                                                                1,177
                                           -------               ------               --------                  -------
Total revenues                              26,773                7,558                                          34,331
                                           -------               ------               --------                  -------
Expenses:
Operating and maintenance                   12,140                3,428                                          15,568
General and administrative                   1,209                                        227(C)                  1,436
Interest                                     4,398                                        935(D)                  5,333
Depreciation. & Amortization.                4,079                                       1,000(E)                 5,079
                                            ------               ------                  -----
Total Expenses                              21,826                3,428                  2,162                   27,416
                                            ------               ------                  -----
Income before minority interest             $4,947               $4,130                ($2,162)                   6,915
                                           =======               ======                 ======
Minority interest of Unit holders                                                                                 3,038
                                                                                                                 ------
Net income                                                                                                       $3,877
                                                                                                                 ======
Net income per share -  Basic                                                                                     $0.40
                                                                                                                 ======
                        Diluted                                                                                   $0.39
                                                                                                                 ======
Weighted average number of shares
outstanding:
                       - Basic                                                                                9,702,975
                                                                                                              =========
                       - Diluted                                                                              9,900,451
                                                                                                              =========

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
          (Unaudited, In Thousands, Except Share and Per Share Data)



                                          Home Properties of   Acquisition        Pro forma              Company
                                          New York, Inc. (A)   Portfolio (B)      Adjmt                  Pro- Forma
                                          ------------------   -------------      ----------             -----------
Revenues:
Rental income                                $64,002                  $28,317                              $92,319
Property other income                          2,222                      780                                3,002
Other income                                   3,473                                                         3,473
                                              ------                   ------       --------               -------
Total  revenues                               69,697                   29,097                               98,794
                                              ------                   ------       --------               -------
Expenses:
Operating and Maintenance                     31,317                   12,742                                44,059
General and administrative                     2,255                                   873 (C)                3,128
Interest                                      11,967                                 3,739 (D)               15,706
Depr. & Amort.                                11,200                                 4,000 (E)               15,200
                                              ------                   ------       --------                -------
Total expenses                                56,739                   12,742        8,612                   78,093
                                              ------                   ------       --------                -------
Income before loss on disposition of
property, minority interest and
extraordinary item                            12,958                  $16,355      ($8,612)                 $20,701

Loss on disposition of property                1,283                                                          1,283
                                              ------                  -------       ------                   ------
Net income before minority interest and
extraordinary item                           $11,675                  $16,355      ($8,612)                  19,418
                                             =======                  =======      ========
Minority interest                                                                                             7,049
                                                                                                             ------
Income before extraordinary item                                                                             12,369

Extraordinary item                                                                                           (1,037)
                                                                                                             ------
Net Income                                                                                                  $11,332
                                                                                                            =======
Basic earnings per share data:
   Income before extraordinary item                                                                           $1.67
   Extraordinary item                                                                                        ($0.14)
                                                                                                             -------
   Net Income                                                                                                 $1.53
                                                                                                             ======
Diluted earnings per share data:
   Income before extraordinary item                                                                           $1.64
   Extraordinary item                                                                                        ($0.14)
                                                                                                              -----
   Net Income                                                                                                ($1.50)

Weighted Average Number of shares                                                                            ======
outstanding:
        - Basic                                                                                           7,415,888
                                                                                                          =========
        - Diluted                                                                                         7,558,167

                                                                                                          =========


                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                           (Unaudited, In Thousands)

(A) Reflects the historical consolidated statement of operations for the Company for the three months ended March 31, 1998 and the historical consolidated statement of operations for the Company for the year ended December 31, 1997.

(B) Reflects the historical revenues and certain expenses of the Acquisition Portfolio which was not owned by the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997.

(C)  Reflects additional general and administrative expenses.

(D) Reflects the increase related to debt borrowed to finance the proposed acquisition. The interest is calculated at 6.80% and amounts to $227 and $873 for the three months ended March 31, 1998 and for the year ended December 31, 1997, respectively.

     The historical consolidated statement of operations for the Company for the year ended December 31, 1997 needs twelve months worth of interest on the loan associated with the proposed acquisition.

(E) Reflects depreciation and amortization related to the acquisition. See Notes C on page 8 for further information on useful lives of these assets.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       HOME PROPERTIES OF NEW YORK, INC.
                                 (Registrant)

                      Date:  May 22, 1998

                      By:  /S/  DAVID P. GARDNER
                           ---------------------------
                           David P. Gardner
                           Vice President
                           Chief Financial Officer and
                           Treasurer

                      Date: May 22, 1998

                      By:  /S/ NORMAN LEENHOUTS
                           --------------------------
                           Norman Leenhouts
                           Chairman of the Board of Directors
                           Co-Chief Executive Officer and Director

                   HOME PROPERTIES OF NEW YORK, INC.

                             EXHIBIT INDEX




                                                      LOCATION

EXHIBIT 5.1

Form of Purchase and Sale Agreement with
schedule setting forth material details in which
document differs from form                            Pages ___ to __

EXHIBIT 5.2

Commitment Letter from CIBC, Inc.                     Pages ___ to __

EXHIBIT 23.0

Consent of Coopers & Lybrand, L.L.P.                  Pages ___ to ___